                                  FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

                              October 17, 1996
--------------------------------------------------------------------------------

                   Central Financial Acceptance Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        001-11815                                          Delaware
-------------------------                       -------------------------------
       (Commission                               (State or other jurisdiction
       File Number)                              of Incorporation)

                                 95-4574983
--------------------------------------------------------------------------------
                      (IRS Employer Identification No.)

                   5480 E. Ferguson Drive, Commerce CA 90022
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                               (213) 720-8600
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant.

Central Financial Acceptance Corporation (the "Registrant") on October 17, 1996 dismissed its independent accountant, Deloitte & Touche and selected Arthur Andersen LLP as its independent accountant to audit its financial statements for the year ending December 31, 1996. All descriptions contained herein of communications between the Registrant and third parties and reports of third parties are qualified in their entirety by the text of the communications and reports referred to herein.

Deloitte & Touche audited the consolidated balance sheets of the Registrant and its subsidiaries as of December 31, 1994 and 1995, and the related consolidated statements of income, stockholders equity, and cash flows for the years ended October 31, 1993 and 1994, the two months ended December 31, 1993 and 1994, and the years ended December 31, 1994 and 1995 (collectively referred to as the "Financial Statements"). Deloitte & Touche's report on the Financial Statements did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to dismiss Deloitte & Touche was unanimously recommended by the Registrant's Audit Committee and unanimously approved by the Registrant's Board of Directors.

During the two most recent fiscal years of the Registrant and/or its subsidiaries and the subsequent interim period preceding the aforesaid dismissal, there were no reportable events as contemplated by Item 304 of Regulation S-K and no disagreements between the Registrant and/or its subsidiaries and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference to the subject matter of the disagreement in their report.

The Registrant has authorized Deloitte & Touche to fully respond to any inquiries to the Registrant's new independent auditor, Arthur Andersen LLP.



Item 7.    Exhibits

The following exhibits are attached:

None

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CENTRAL FINANCIAL ACCEPTANCE CORPORATION
                                            (Registrant)

Date: October 22, 1996               By: /s/ GARY M. CYPRES
                                         ---------------------
                                             Gary M. Cypres

                                     Its: Chairman of the Board, Chief
                                          Executive Officer and President